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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

ASCENT SOLAR TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

        May 14, 2009

Dear Stockholders:

        You are cordially invited to attend Ascent Solar's Annual Meeting of Stockholders to be held on June 30, 2009. The meeting will be held at the Denver Marriott West, 1717 Denver West Blvd., Golden, Colorado 80401 beginning at 1:00 p.m. Mountain Time. At this year's Annual Meeting, our stockholders will be asked to elect three Class 1 directors and one Class 3 director, and to approve an amendment to our stock option plan. Additional information about the Annual Meeting is given in the Notice of 2009 Annual Meeting of Stockholders and Proxy Statement.

        In accordance with rules adopted by the Securities and Exchange Commission, we are pleased to again furnish these proxy materials to stockholders primarily over the Internet, rather than in paper form. We believe these rules allow us to provide our stockholders with expedited and convenient access to the information they need, while helping to conserve natural resources and lower the costs of printing and delivering proxy materials.

        Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. Voting your proxy will ensure your representation at the Annual Meeting. If you attend the Annual Meeting in person, you may vote your shares in person even though you have previously given your proxy.

Sincerely,
/s/ Mohan S. Misra
Mohan S. Misra, Ph.D. Chairman and Chief Executive Officer

ASCENT SOLAR TECHNOLOGIES, INC.
12300 Grant Street
Thornton, Colorado 80241
720-872-5000

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS
June 30, 2009
at 1:00 p.m. Mountain Time

TO OUR STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Ascent Solar Technologies, Inc., a Delaware corporation (the "Company"), will be held on June 30, 2009, at 1:00 p.m. Mountain Time at the Denver Marriott West, 1717 Denver West Blvd., Golden, Colorado 80401, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

  1.
  ELECTION OF DIRECTORS.    To elect three Class 1 directors to serve until the 2012 annual meeting of stockholders and until their successors have been elected and qualified, and to elect one Class 3 director to serve until the 2011 annual meeting of stockholders and until his successor has been elected and qualified; and

  2.
  APPROVAL OF AMENDED AND RESTATED STOCK OPTION PLAN.    To approve an amendment and restatement of the Company's 2005 Stock Option Plan that increases the number of shares authorized for issuance under that plan by 1,000,000 shares.

  3.
  ANY OTHER BUSINESS that may properly come before the Annual Meeting or any adjournments or postponements thereof.

        Stockholders who owned shares of Ascent Solar common stock at the close of business on May 11, 2009 are entitled to receive notice of, attend and vote at the Annual Meeting and any adjournment or postponement thereof. A complete list of these stockholders will be available at our corporate offices listed above during regular business hours for the ten days prior to the Annual Meeting.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. If you received notice of how to access the proxy materials over the Internet, a proxy card was not sent to you and you may vote only by telephone or online. If you received a proxy card and other proxy materials by mail, you may vote by mailing a completed proxy card, by telephone or online. For specific voting instructions, please refer to the information provided in the following Proxy Statement, together with your proxy card or the voting instructions you receive by e-mail or that are provided via the Internet.

By Order of the Board of Directors
/s/ Mohan S. Misra, Ph.D.
Chairman and Chief Executive Officer Thornton, Colorado May 14, 2009

ASCENT SOLAR TECHNOLOGIES, INC.
12300 Grant Street
Thornton, Colorado 80241
720-872-5000

 PROXY STATEMENT

        Your proxy is being solicited on behalf of the Board of Directors (the "Board") of Ascent Solar Technologies, a Delaware corporation, for use at the 2009 Annual Meeting of Stockholders to be held at 1:00 p.m. Mountain Time on June 30, 2009, or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement. The Annual Meeting will be held at the Denver Marriott West, 1717 Denver West Blvd., Golden, Colorado 80401.

        These proxy materials are first being provided on or about May 15, 2009 to all stockholders as of the record date, May 11, 2009. Stockholders who owned Ascent Solar common stock at the close of business on May 11, 2009 are entitled to receive notice of, attend and vote at the Annual Meeting. On the record date, there were 20,999,203 shares of Ascent Solar common stock outstanding.

        This Proxy Statement is being furnished to you with a copy of our annual report on Form 10-K for our fiscal year ended December 31, 2008 (the "Annual Report"), which was filed with the Securities and Exchange Commission (the "SEC") on March 12, 2009. We will provide, without charge, additional copies of our Annual Report. Any exhibits listed in the Annual Report also will be furnished upon request at the actual expense we incur in furnishing such exhibit. Any such requests should be directed to the Company's Corporate Secretary at our executive offices set forth above.

        References to the "Company," "Ascent Solar," "our," "us" or "we" mean Ascent Solar Technologies, Inc.

 VOTING AND RELATED MATTERS

Voting Procedures

        As a stockholder of Ascent Solar, you have a right to vote on certain business matters affecting the Company. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the "Proposals" section. Each share of Ascent Solar common stock you owned as of the record date entitles you to one vote on each proposal presented at the Annual Meeting.

Methods of Voting

        You may vote by mail, by telephone, over the Internet, or in person at the Annual Meeting.

        Voting by Mail.    By signing and returning a proxy card, you are authorizing the individuals named on the proxy card (known as "proxies") to vote your shares at the Annual Meeting in the manner you indicate. If you have received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

        Voting by Telephone.    To vote by telephone, please follow either the instructions included on your proxy card or the voting instructions you receive by e-mail or that are being provided via the Internet. If you vote by telephone, you do not need to complete and mail a proxy card.

        Voting over the Internet.    To vote over the Internet, please follow either the instructions included on your proxy card or the voting instructions you receive by e-mail or that are being provided via the Internet. If you vote over the Internet, you do not need to complete and mail a proxy card.

        Voting in Person at the Meeting.    If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revoking Your Proxy

        You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

  •
  enter a new vote by telephone or over the Internet, or by signing and returning a replacement proxy card;

  •
  provide written notice of the revocation to Ascent Solar's Corporate Secretary at 12300 Grant Street, Thornton, Colorado 80241; or

  •
  attend the Annual Meeting and vote in person.

Quorum and Voting Requirements

        The presence, in person or by proxy, of the holders of a majority of the total number of shares of common stock entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. Assuming that a quorum is present:

  (1)
  the affirmative vote of a majority of the shares present in person or by proxy will be required to elect each director nominee;

  (2)
  The affirmative vote of a majority of the shares present in person or by proxy will be required to approve the amendment and restatement of the 2005 Stock Option Plan (the "Option Plan"); and

  (3)
  unless otherwise required by our Bylaws or by applicable law, the affirmative vote of a majority of the shares present in person or by proxy will be required to approve any other matter properly presented for a vote at the meeting; provided that if any stockholders are entitled to vote thereon as a class, such approval will require the affirmative vote of a majority of the shares entitled to vote as a class who are present in person or by proxy.

        Votes cast in person or by proxy at the meeting will be tabulated by the election inspectors appointed for the meeting, who will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be treated as present and entitled to vote for purposes of determining the presence of a quorum but not entitled to vote with respect to that matter.

Voting of Proxies

        When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting as directed. If no specification is indicated, the shares will be voted:

  (1)
  "for" the election of each director nominee set forth in this Proxy Statement;

  (2)
  "for" the approval of the amendment and restatement of the Option Plan that increases the number of shares authorized for issuance under the Option Plan by 1,000,000 shares; and

  (3)
  at the discretion of your proxies on any other matter that may be properly brought before the Annual Meeting.

        If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, may either leave your shares unvoted or vote your shares on routine matters, which includes the election of the Company's directors.

Electronic Availability of Proxy Materials for 2009 Annual Meeting

        Under rules adopted by the SEC, we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or about May 15, 2009, we mailed to our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability containing instructions on how to access our proxy materials, including our Proxy Statement and our annual report. The Notice of Internet Availability also instructs you on how to vote over the Internet or by telephone.

        This new process is designed to expedite stockholders' receipt of proxy materials, help conserve natural resources and lower the cost of the Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Voting Confidentiality

        Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.

Voting Results

        Votes will be tabulated by an independent inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Voting results will be announced at the Annual Meeting and published in Ascent Solar's Quarterly Report on Form 10-Q for the second fiscal quarter of 2009.

Householding of Proxy Materials

        In a further effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called "householding." Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

        If:    (1) you share an address with another stockholder and received only one set of proxy materials, and would like to request a separate paper copy of these materials; or (2) you share an address with another stockholder and together you in the future would like to receive only a single paper copy of these materials, please notify our Corporate Secretary by mail at 12300 Grant Street, Thornton, Colorado, 80241, or telephone at 720-872-5000.

Proxy Solicitation

        We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, or by mail, facsimile, telephone, messenger or via the Internet, without additional compensation.

 PROPOSALS

        The following proposals will be considered at the Annual Meeting:

Proposal No. 1—ELECTION OF DIRECTORS

Overview

        There currently are eight members of our Board. Our Certificate of Incorporation provides that the Board will be divided into three classes as nearly equal in number of directors as possible. Our Class 1 directors are Dr. Amit Kumar, Joel Porter and Richard Swanson. Our Class 2 directors are Stanley Gallery and Dr. T.W. Fraser Russell. Our Class 3 directors are Richard Erskine, Einar Glomnes and Dr. Mohan Misra. The terms of our Class 1 directors are scheduled to expire at this Annual Meeting, and incumbents Dr. Amit Kumar and Richard Swanson will stand for re-election. The Board has nominated Ron Eller as a Class 1 director. Richard Erskine was appointed as a Class 3 director by the Board in October 2008 to fill a vacancy resulting from an increase in the size of the Board; consequently, pursuant to our Bylaws, Mr. Erskine is standing for election by the stockholders to serve the remainder of the scheduled Class 3 term (i.e., until the 2011 annual meeting). The term of our Class 2 directors is scheduled to expire at our 2010 annual meeting.

Nominees

        Upon the recommendation of the Company's Nominating and Governance Committee, the Board has nominated:

  RON ELLER, DR. AMIT KUMAR, AND RICHARD SWANSON—CLASS 1 DIRECTORS, to serve until the 2012 annual meeting of stockholders and until their respective successors are duly elected and qualified.

  RICHARD ERSKINE—CLASS 3 DIRECTOR, to serve until the 2011 annual meeting of stockholders and until his successor is duly elected and qualified.

        Additional information about each nominee appears later in this Proxy Statement under the headings "Executive Officers and Directors" and "Board of Directors."

Vote Required

        The affirmative vote of a majority of shares present in person or by proxy will be required to elect each director nominee.

Recommendation

        The Board recommends that stockholders vote "FOR" the election of Mr. Eller, Dr. Kumar and Mr. Swanson as Class 1 directors, and "FOR" the election of Mr. Erskine as a Class 3 director.

Unless marked otherwise, proxies received will be voted "FOR" the election of each of these director nominees.

Proposal No. 2—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2005 STOCK OPTION PLAN

Overview

        Subject to stockholder approval, the Board approved an amendment and restatement of our 2005 Stock Option Plan that increases the number of shares of common stock authorized for issuance under the Option Plan by 1,000,000 shares. The Option Plan was adopted by the Board in October 2005 and approved by the stockholders in November 2005. The stockholders subsequently approved amendments to the Option Plan in June 2007 and July 2008.

        We believe that the Option Plan provides meaningful performance incentives to our directors, officers, employees and other service providers, which, in turn, are expected to improve the Company's long-term performance. We are asking our stockholders to approve an increase in the number of shares issuable under the Option Plan in order to continue this company-wide compensation strategy and to provide resources to recruit and retain qualified personnel to support our planned strategic growth. Under the Option Plan, the number of shares of common stock currently authorized by our stockholders for issuance is 1,500,000 shares. As of April 15, 2009, about 77,500 shares remained available for grant under the Option Plan, and approximately 70 persons were eligible to participate in the Option Plan. We expect the number of persons eligible to participate in the Option Plan to increase as we continue our planned expansion of operations. If the stockholders approve the amendment and restatement of the Option Plan, 1,000,000 additional shares will be available for issuance under the Option Plan.

Proposal

        The stockholders are asked to approve an amendment and restatement of the Option Plan that, among other things, increases the number of shares of common stock authorized for issuance under the Option Plan by 1,000,000 shares. If approved, the number of shares of our common stock authorized for issuance under our Option Plan will be increased from 1,500,000 to 2,500,000. The Board believes that its continued ability to make stock option grants will be important to the Company's future success by providing meaningful performance incentives to our directors, officers, employees and other service providers, and by allowing the Company to remain competitive in attracting and retaining qualified personnel. The proposed amendment and restatement will not become effective if the stockholders do not approve it.

Vote Required

        The affirmative vote of a majority of the shares present in person or by proxy will be required to approve the amendment and restatement of the Option Plan.

Recommendation

        The Board recommends that stockholders vote FOR approval of the amendment and restatement of the Option Plan.

Unless marked otherwise, proxies received will be voted FOR approval of the amendment and restatement of the Option Plan.

Summary of the Option Plan

        The following summary of the Option Plan is qualified in its entirety by the terms of the Third Amended and Restated 2005 Stock Option Plan, a copy of which is attached to this proxy statement as Appendix A.

        Purpose.    The purpose of the Option Plan is to provide a means to allow grants of stock options to selected employees, directors and consultants in order to attract and retain the best available personnel and to promote the success of the Company's business.

        Administration.    The Option Plan may be administered by the Board or any of its committees (the "Plan Administrator"). The Plan Administrator, subject to the terms and conditions of the Option Plan, has the authority to determine all matters related to the Option Plan in its discretion, including the authority to select the individuals to receive awards and to determine the number of shares to be subject to each award, the exercise price of options, the forms to be used under the Option Plan and all other terms and conditions of the award.

        Stock Subject to the Option Plan.    The Option Plan, if amended as proposed, will authorize the issuance of up to 2,500,000 shares of our common stock. Shares of common stock covered by an award granted under the Option Plan will not be counted as used unless and until they are actually issued and delivered to a participant. Shares relating to awards granted under the Option Plan that lapse, are canceled or forfeited, or settled for cash revert to and are available for grant under the Option Plan. The shares of stock deliverable under the Option Plan may consist in whole or in part of authorized and unissued shares or shares now held or subsequently acquired by the Company. The aggregate number of shares available for issuance under the Option Plan will be adjusted in the event of a change affecting our capitalization, such as stock splits, reverse stock splits, stock dividends, combinations or reclassifications or the like.

        Awards.    The Plan Administrator is authorized to grant incentive stock options and nonqualified stock options under the Option Plan. Awards may consist of one or both of these grant types.

        Eligibility.    Awards may be granted to employees, officers, directors, agents, consultants, advisors or independent contractors of the Company or a parent or subsidiary of the Company, except that only employees of the Company may receive incentive stock options.

        Terms and Conditions of Stock Option Grants.    At the discretion of the Plan Administrator, options granted under the Option Plan may be either nonqualified stock options or incentive stock options as defined in Code Section 422. The exercise price for each option is determined by the Plan Administrator, but may not be less than 100% of fair market value on the date of grant in the case of an incentive stock option, or less than 85% of fair market value on the date of grant in the case of an nonqualified stock option (unless intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code, in which case the exercise may be no less than 100% of fair market value).

        The exercise price for shares purchased under an option must be paid in a form acceptable to the Plan Administrator, which form may include cash, checks, shares of stock, cashless exercise pursuant to a Company implemented plan, a reduction in the amount of liability owed to the Company, or such other consideration as the Plan Administrator may permit.

        Unless the Plan Administrator determines otherwise in a particular option agreement, the term of each option will be ten years from the date of grant and each option will vest and become exercisable as follows: one-third of the option will vest on each of the first, second and third anniversaries of the date of grant.

        The vested portion of options may be exercised at any time in whole or in part in accordance with their terms. The unvested portion terminates upon termination of an optionee's employment or service relationship with the company for any reason and reverts to the Option Plan. In the event of termination for a reason other than death or total and permanent disability, and unless otherwise provided by the Plan Administrator in an option agreement, the vested portion of options will generally be exercisable for 90 days after the date of termination. In the event of termination by reason of death or total and permanent disability, and unless otherwise provided for by the Plan Administrator in an option agreement, the option will generally be exercisable for one year from the date of such termination.

        Unless determined otherwise by the Plan Administrator, options may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or by the applicable laws of descent and distribution.

        Capital Adjustments.    In the event of a stock split, reverse stock split, stock dividend, combination, reclassification or any increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company, the number of shares covered by each outstanding option and the number of shares which have been authorized for issuance under the Option Plan but as to which no options have yet been granted or which have reverted to the Option Plan upon cancellation or expiration of an option, as well as the exercise price of each outstanding option, shall be proportionately adjusted.

        Code Section 162(m) Provisions.    Section 162(m) of the Code imposes a $1 million annual deduction limit on the compensation paid to the chief executive officer and the three other most highly compensated officers (other than the principal executive officer or the principal financial officer) of a publicly traded company. Section 162(m) provides an exception to this deduction limit for "performance-based compensation" that meets certain requirements. Stock option-based compensation that qualifies as performance-based compensation under Section 162(m) includes stock option awards granted under a stockholder-approved plan that specifies a maximum number of shares that may be awarded to an employee during a specified period of time. In order to comply with Section 162(m), under the terms of the amended and restated Option Plan, an employee may not receive awards in any one fiscal year with respect to more than 100,000 shares. The foregoing limits are subject to automatic adjustment in the event of a stock split, reverse stock split, stock dividend, combination, reclassification or similar event. An Option also may vest according to certain performance targets and criteria established by the Compensation Committee at the time of grant.

        Corporate Transactions.    In the event of a proposed dissolution or liquidation of the Company, the Plan Administrator may permit an optionee to exercise all vested and unvested options until 10 days prior to the dissolution or liquidation. In the event of a change of control of the Company, one-half of any unvested options then held by an optionee shall vest and become exercisable. However, if an optionee's employment is terminated in connection with a change of control, then all of that optionee's options shall vest and become exercisable.

        Term, Termination and Amendment.    Unless earlier terminated by the Board of Directors, the amended and restated Option Plan will terminate on November 18, 2015. The Board of Directors may at any time amend the Option Plan, subject to stockholder approval to the extent required by applicable law, regulation, or stock exchange rules. The amendment, suspension or termination of the Option Plan or a portion thereof or the amendment of an outstanding award cannot, without the participant's consent, materially adversely affect any rights under any outstanding award. No amendment that would constitute a "modification" to an outstanding incentive stock option that would cause the option to fail to continue to qualify as an incentive stock option under Code Section 422 will be made without the consent of the optionee.

        Other Information.    A "new plan benefits" table, as described in the SEC's proxy rules, is not provided because all awards made under the amended and restated Option Plan are discretionary. However, please refer to "Executive Compensation" in this Proxy Statement, which provides information on the grants made in the last fiscal year, and please refer to the description of grants made to our non-employee directors in the last fiscal year under the heading "Board of Directors—Director Compensation" in this Proxy Statement.

Federal Tax Consequences

        The following discussion summarizes the material United States federal income tax consequences to the Company and to participants in the Option Plan. This summary is based on the Internal Revenue Code and the United States Treasury regulations promulgated thereunder as in effect on the date of this proxy statement, all of which may change with retroactive effect. This summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to participants in the Option Plan.

        Incentive Stock Options.    The incentive stock options granted under the Option Plan are intended to qualify for favorable federal income tax treatment accorded "incentive stock options" under the Code. Generally, the grant or exercise of an incentive stock option does not result in any federal income tax consequences to the participant or to the Company. However, the optionee generally will have taxable income for alternative minimum tax purposes at the time of exercise as if the option were a nonqualified stock option.

        The federal income tax consequence of a disposition of stock acquired through the exercise of an incentive stock option will depend on the period such stock is held prior to disposition. If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date of exercise of the option, the participant will recognize long-term capital gain or loss in the year of disposition, equal to the difference between the amount realized on the disposition of the stock and the amount paid for the stock on exercise of the option.

        Generally, if a participant disposes of the stock before the expiration of either the statutory holding periods described above (a disqualifying disposition), the participant will recognize ordinary income equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the exercise price and (ii) the excess of the amount realized on the disposition of the stock over the exercise price. Subject to certain limitations, to the extent the participant recognized ordinary income by reason of a disqualifying disposition, the Company generally will be entitled to a corresponding business expense deduction in the taxable year during which the disqualifying disposition occurs. Generally, in the taxable year of a disqualifying disposition, the participant will also recognize capital gain or loss equal to the difference between the amount realized on the disposition of such stock over the sum of the amount paid for such stock plus any amount recognized as ordinary income by reason of the disqualifying disposition. Such capital gain or loss will be characterized as short-term or long-term depending on how long the stock was held.

        Nonqualified Stock Options.    Generally, the grant of a nonqualified stock option will not result in any federal income tax consequences to the Company or the participant. Upon exercise of a nonqualified stock option, the participant generally will recognize ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the amount paid for the stock upon exercise of the option. Subject to certain limitations, the Company will be generally entitled to a corresponding business expense deduction equal to the ordinary income recognized by the participant.

        Upon disposition of stock, the participant will recognize capital gain or loss equal to the difference between the amount realized on the disposition of such stock over the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such capital gain or loss will be characterized as short-term or long-term, depending on how long the stock was held.

        Potential Limitations on Deductions.    Section 162(m) of the Code precludes a deduction for compensation paid to our chief executive officer and our three other most highly compensated officers (other than the principal executive officer or the principal financial officer) to the extent that such compensation exceeds $1 million for a taxable year. If certain requirements are met, qualified performance-based compensation is disregarded for purposes of the $1 million limitation.

Other Matters

        Except for the election of directors and approval of the amendment and restatement of the Option Plan, the Board does not intend to bring any other matters to be voted on at the Annual Meeting. Ascent Solar and the Board are not currently aware of any other matters that may properly be presented by others for action at the Annual Meeting.

 EXECUTIVE OFFICERS AND DIRECTORS

        Our executive officers, directors and director nominees, and their ages and positions with the Company as of February 28, 2009, are as follows:

Name	Age	Position
Mohan S. Misra, Ph.D.	64	Chairman of the Board, Interim President and Chief Executive Officer, Chief Strategy Officer
Gary Gatchell	51	Chief Financial Officer and Secretary
Prem Nath, Ph.D.	59	Senior Vice President of Production Operations
Ashutosh Misra	43	Senior Vice President and General Manager—Thornton Plant
Joseph Armstrong, Ph.D.	51	Vice President and Chief Technology Officer
Bruce Berkoff	48	Chief Marketing Officer
Joseph McCabe	48	Vice President Business Development
Janet Casteel	48	Chief Accounting Officer and Treasurer
Stanley A. Gallery	51	Director
Einar Glomnes	39	Director
Amit Kumar, Ph.D.(1)	44	Director
Joel S. Porter	61	Director
T.W. Fraser Russell, Ph.D.	74	Director
Richard Erskine(2)	52	Director
Richard J. Swanson(1)	74	Director
Ron Eller(1)	49	Director Nominee

(1)
Nominee for Class 1 director

(2)
Nominee for Class 3 director

        Mohan S. Misra, Ph.D. has served as Chairman of our Board of Directors since October 2005, and as our Chief Strategy Officer since April 2007. Dr. Misra has served as our interim President and Chief Executive Officer since September 2008. He founded and has served as chief executive officer of ITN since 1994. Before founding ITN, Dr. Misra spent 19 years with Martin Marietta Corporation (now Lockheed Martin Corporation) in the areas of material research, development and manufacturing. While at Martin Marietta, Dr. Misra worked first as manager of Research and Technology, and then led the company's development of long term technology strategies. Dr. Misra has helped develop and implement several key technologies for aerospace applications including thin-film PV products, smart materials, advanced composites and lightweight structures. Dr. Misra holds a B.S. degree in Metallurgical Engineering from Benaras Hindu University in India, an M.S. degree in Metallurgical Engineering from the University of Washington and a Ph.D. in Metallurgical Engineering from the Colorado School of Mines. Dr. Misra is the uncle of Ashutosh Misra, our Senior Vice President of Operations and Corporate Affairs.

        Gary Gatchell has served as our Chief Financial Officer and Secretary since March 2008. Prior to joining Ascent Solar, Mr. Gatchell served as the Chief Financial Officer of Carrier Access Corporation, a telecommunications equipment provider (Carrier Access). Mr. Gatchell joined Carrier Access, a NASDAQ listed company, in June 2005 to reorganize that company's finance and administration infrastructure. Prior to joining Carrier Access, from 1999 to 2004, Mr. Gatchell served as the Chief Financial Officer of Voyant Technologies, Inc., a leading provider of audio conferencing equipment that was acquired by Polycom, Inc., and as an audit manager at KPMG. Mr. Gatchell brings to Ascent Solar a strong background in public company financial reporting and internal controls. Mr. Gatchell also has experience with private and public capital funding, as well as mergers and acquisitions activity on both the buy-side and sell-side. Mr. Gatchell is a registered Certified Public Accountant and has a Master's degree in Accountancy from the University of Denver. Mr. Gatchell is a member of the AICPA and CSCPA.

        Prem Nath, Ph.D. was promoted to Senior Vice President of Production Operations in January 2009. Dr. Nath served as our SVP of Manufacturing from July 2006 to January 2009. From 1998 until July 2006, he served as Vice President of Product Manufacturing and Development at United Solar Ovonic (Uni-Solar) and as Chief Operating Officer of Uni-Solar's Mexican subsidiary. Dr. Nath has over 25 years of professional experience in the development, testing and manufacture of thin-film PV technology and is a named inventor on over 50 U.S. patents covering processes, products and materials. Dr. Nath holds a M.S. degree in Physics from Punjab University in India, a Master of Technology degree in Solid State Physics from the Indian Institute of Technology (IIT) and a Ph.D. in Materials Science from IIT. Dr. Nath also worked as a post-doctoral fellow at the University of California at Los Angeles.

        Ashutosh Misra has served as our Senior Vice President and General Manager—Thornton-Plant in February 2009. Mr. Misra served as our SVP of Operations and Corporate Affairs from April 2007 to February 2009. Until that time, Mr. Misra served as a member of our Board of Directors from our inception in October 2005 and participated actively as corporate advisor in guiding the management team with day-to-day operations. Mr. Misra also served as Executive Vice President at ITN, where he was responsible for day to day business operations. From November 2002 until March 2005, Mr. Misra served as the president and chief executive officer of Data Access America, a wholly owned subsidiary of Data Access India, Limited, a telecommunications carrier based in India. Prior to joining ITN in 1998 Mr. Misra worked for MTI International for over 8 years as Operations Manager and was responsible for setting up electronic manufacturing and related facilities in the United States, Mexico, Singapore, Indonesia, and India. Mr. Misra holds a Bachelor of Engineering Degree in Electronics and Telecommunications from Bangalore University in India, and a M.S. degree in Electrical Engineering from the University of Wisconsin, Milwaukee. Mr. Misra is the nephew of Dr. Mohan Misra, our Chairman.

        Joseph Armstrong, Ph.D. has served as our Vice President and Chief Technology Officer since October 2005. Dr. Armstrong worked at ITN beginning in 1995, and served as the Manager of ITN's Advanced PV Division from 1995 until joining Ascent in October 2005. While at ITN, Dr. Armstrong led its advancement into thin-film flexible PV products for space and near-space applications and started its development of thin-film battery technologies, a complement to Ascent's thin-film PV technology. Prior to joining ITN, Dr. Armstrong was employed for 10 years by Martin Marietta Corporation, where he managed PV research projects. He is a named inventor on four U.S. patents in areas including shape memory alloys, thin-film PV technology and electronic circuit assembly. Dr. Armstrong holds a B.S. degree in Physics from Lewis University in Illinois and a M.S. degree and Ph.D. in Solid State Physics from the University of Denver.

        Bruce Berkoff has served as our Chief Marketing Officer since September 2008. Mr. Berkoff has over 25 years of executive experience in engineering, product development and marketing for technology companies. Before joining Ascent, Mr. Berkoff has served on various public company boards, currently sitting on those for LG Display (NYSE: LPL) and Unipixel (UNXL.OB). Since December 2006, he has served as the Chairman of the LCD TV Association, and from January 2006 until November 2006, he held positions with Enuclia Semiconductor, first as President and Chief Executive Officer, then as Chairman of the Board of Directors. From November 1999 until December 2005, Mr. Berkoff served as the Chief Marketing Officer and EVP of LG Philips LCD Co., Ltd.(LPL), a global market leader in TFT-LCD displays. Mr. Berkoff also has held management positions at Philips Components FDS, UMAX Computer Corp., Radius Inc. and SuperMac Technologies. Mr. Berkoff holds an A.B. degree from Princeton University and a M.A. degree in Biophysics from the University of California at Berkeley.

        Joseph C. McCabe has served as our Vice President of Business Development since January 2007. From 1985 until November 2006, Mr. McCabe was the owner and principal of an energy technology consulting firm. In that capacity, he served as a consultant or contractor on projects for the California Energy Commission, the Sacramento Municipal Utility District, Shell Oil and various architecture and engineering firms, and he possesses experience in the area of BIPV products and technologies. Mr. McCabe is a licensed Professional Engineer and holds a B.S. degree in Mechanical Engineering degree from the University of Dayton, an M.S. degree in Nuclear and Energy Engineering from the University of Arizona, and a Masters of Business Administration from Regis University in Denver, Colorado. Mr. McCabe is Chairman of the Solar Electric Division of the American Solar Energy Society (ASES) and is a member of the International Electrotechnical Commission (IEC) Technical Committee 82 for Solar Photovoltaic Energy System (TC82).

        Janet Casteel has served as our Chief Accounting Officer and Treasurer since February 2006. She served on a part-time basis as our Treasurer and Controller between October 2005 and February 2006, during which time she also served as the part-time business manager of ITN. From 1996 until February 2006, Ms. Casteel served in the capacity of controller and business manager of ITN. At ITN, she supervised the financial and accounting staffs and was responsible for negotiation and administration of ITN's government and commercial contracts, as well as its agreements with subcontractors. Prior to ITN she worked as audit manager at Coopers & Lybrand. She is a registered certified public accountant and a member of the AICPA and CSCPA. Ms. Casteel holds an Associate Degree in Business Administration from Nebraska College of Business and a B.S. degree in Accounting from Metropolitan State College in Denver.

        Stanley A. Gallery has served on our Board of Directors since October 2005. Since 1984, Mr. Gallery has been the chief executive officer of Carts of Colorado, Inc., a provider of mobile merchandising for the food service industry. He also has served as the managing partner of G3 Holdings LLC since 1997, which makes real estate and other investments. Mr. Gallery is co-charter/organizer of First Western Trust Bank of Colorado and is on the board of its holding company, First Western Investment Management. Prior to joining Ascent, Mr. Gallery served on the board of directors of ITN from 2001 until joining our Board in October 2005. Mr. Gallery is also on the board of Craig Hospital and Colorado Neurological Institute, both located in the Denver area.

        Einar Glomnes has served on our Board of Directors since March 2007. Since April 2007, Mr. Glomnes has served as the head of Hydro Solar, a division of Norsk Hydro ASA. Norsk Hydro Produksjon AS, a subsidiary of Norsk Hydro ASA, is our largest shareholder. Prior to heading Hydro Solar, Mr. Glomnes served as a Vice President in the business development arm of Norsk Hydro Oil & Energy from 2006 until 2007, and as a lawyer in the legal department of Norsk Hydro ASA from 2004 to 2006. Prior to joining Norsk Hydro ASA, Mr. Glomnes served as a lawyer with the Schjødt Law Firm in Norway and as a management consultant with McKinsey & Company. Mr. Glomnes also serves as a member of the board of directors of Norson AS, a PV ingot and wafer company based in Norway, as a member of the board of directors of Convexa Capital IX AS, a venture capital company based in Norway with global investments in solar energy related companies, and as the chairman of Verdane Capital, a private equity investment firm. Mr. Glomnes holds a law degree from the University of Oslo, Norway, and an L.L.M. degree from Columbia University School of Law, New York.

        Amit Kumar, Ph.D. has served on our Board of Directors since March 2007. Dr. Kumar has served as the President and Chief Executive Officer of CombiMatrix Corporation, a developer of DNA microarrays, since September 2001. He also serves on the board of directors of Aeolus Pharmaceuticals, Inc. and Tacere Therapeutics. Dr. Kumar holds a B.S. degree in Chemistry from Occidental College. After joint studies at Stanford University and the California Institute of Technology (Caltech), he received his Ph.D. from Caltech before completing a post-doctoral fellowship at Harvard University.

        Joel S. Porter has served on our Board of Directors since June 2007. Mr. Porter is the President of Centennial Consulting Services, Inc., a consulting firm created after Mr. Porter's retirement from Lockheed Martin in the spring of 2003 as Vice President for International Program Development and Systems Analysis. Mr. Porter had served for approximately 28 years at Lockheed Martin in a variety of management roles. He holds a Bachelor of Aerospace Engineering degree and an M.S. degree in Industrial Management from the Georgia Institute of Technology. He also is a graduate of the Program for Management Development at the Harvard Business School.

        T.W. Fraser Russell, Ph.D. has served on our Board of Directors since October 2005. Dr. Russell has served as the Allan P. Colburn Professor in the Department of Chemical Engineering at the University of Delaware since 1981. Dr. Russell is a member of the National Academy of Engineering, a fellow of the American Institute of Chemical Engineers and a registered professional engineer in the State of Delaware. He is the co-inventor on four U.S. patents for the continuous deposition of PV material on moving substrates and is the author of over 100 engineering and scientific papers. He has an industrial background in process design, and he has served as a consultant to a number of firms in the chemical processing industries. Dr. Russell holds a B.Sc. degree and a M.Sc. degree from the University of Alberta in Canada and a Ph.D. from the University of Delaware.

        Richard Erskine was appointed as a member of the Board on October 14, 2008, to serve as a Class 3 director until the 2009 annual meeting of stockholders and until his successor is duly qualified and elected. Mr. Erskine has served as Senior Vice President of Solar Business Development of Hydro Solar, a division of Norsk Hydro ASA. Norsk Hydro Produksjon AS, a subsidiary of Norsk Hydro ASA, is our largest shareholder. Prior to rejoining Hydro, Mr. Erskine was Executive Vice President of Petroleum Services at Norwegian-based AGR Group ASA. He previously served as managing director of Norsk Hydro Technology Ventures AS. Mr. Erskine holds a B.Sc. degree in Chemical Engineering from University of Manchester Institute of Science and Technology, a M.Sc. degree in Petroleum Engineering from Imperial College London and an M.B.A. degree from the Norwegian School of Management.

        Richard J. Swanson has served on our Board of Directors since January 2007. Since 1991, Mr. Swanson has been a consultant with Vistage International, Inc. (formerly TEC), which focuses on strategic coaching for chief executive officers of public and private companies. Since 1980, he has served as the founder and president of Investment Partners, Inc., which engages in the restructuring and recapitalization of troubled companies, and of Real Estate Associates, Inc., which focuses on real estate acquisition and development. He served as a director and chair of the audit committee of AHPC Holdings, Inc., a publicly-traded Illinois-based company in the health care supply field from 1998 until 2007, and serves as a director and chair of the audit committee of ADA-ES, LLC, a publicly-traded industrial technology company in Colorado. Mr. Swanson holds a B.A. in History from the University of Colorado and an M.B.A. from the Harvard Business School.

        Ron Eller is a nominee for our Board of Directors. Since December 2008, Mr. Eller has served as a managing director of Capital Preservation, Inc., a private equity firm. From 1994 until March 2008, Mr. Eller held various positions at Hewlett-Packard Company, an integrated technology firm, including Vice President and General Manager of the NetServer business from 2002 to 2003 and, more recently, Vice President and General Manager of the software and system integrator channels of the Technology Solutions Group. Mr. Eller holds a B.S. degree in Professional Aviation from Purdue University, and an M.S. degree in Business from Colorado State University.

 BOARD OF DIRECTORS

Overview

        Our Bylaws provide that the size of our Board of Directors is to be determined from time to time by resolution of the Board of Directors, but shall consist of at least two and no more than eight members. Our Board of Directors currently consists of eight members, five of whom our Board has determined are independent under the rules of The NASDAQ Stock Market. Our Certificate of Incorporation provides that the Board of Directors will be divided into three classes as nearly equal in number of directors as possible. Our Class 1 directors are Dr. Amit Kumar, Joel Porter and Richard Swanson. Our Class 2 directors are Stanley Gallery and Dr. T.W. Fraser Russell. Our Class 3 directors are Richard Erskine, Einar Glomnes and Dr. Mohan Misra. The term of our Class 1 directors expires at our 2009 annual meeting of stockholders, and our Board has nominated Dr. Amit Kumar and Richard Swanson for re-election by our stockholders. The Board has nominated Ron Eller as a Class 1 director. Richard Erskine was appointed by our Board to fill a Class 3 vacancy in October 2008; consequently, pursuant to our Bylaws, Mr. Erskine is standing for election by our stockholders to serve the remainder of the scheduled term of Class 3 directors (i.e., until the 2011 annual meeting).

        The Board has determined that the following directors are "independent" as required by applicable laws and regulations, by the listing standards of The NASDAQ Stock Market and by our corporate governance guidelines: Mr. Gallery, Dr. Kumar, Mr. Porter, Dr. Russell and Mr. Swanson. The Board also has determined that Mr. Eller, if elected, would be "independent" as required by applicable laws and regulations, by the listing standards of The NASDAQ Stock Market and by our corporate governance guidelines.

Committees of the Board of Directors

        Our Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Each committee operates pursuant to a charter than can be found at our website www.ascentsolar.com.

        Audit Committee.    Our Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with independent auditors, and audits of financial statements. Specific responsibilities include the following:

  •
  selecting, hiring and terminating our independent auditors;

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  evaluating the qualifications, independence and performance of our independent auditors;

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  approving the audit and non-audit services to be performed by our independent auditors;

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  reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies;

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  reviewing and monitoring the enterprise risk management process;

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  overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

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  reviewing, with management and our independent auditors, any earnings announcements and other public announcements regarding our results of operations; and

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  preparing the report that the Securities and Exchange Commission requires in our annual proxy statement.

        Our Audit Committee is comprised of Mr. Gallery, Dr. Kumar and Mr. Swanson. Mr. Swanson serves as Chairman of the Audit Committee. The Board has determined that all members of the Audit Committee are independent under the rules of The NASDAQ Stock Market, and that Mr. Swanson qualifies as an "audit committee financial expert," as defined by the rules of the Securities and Exchange Commission.

        Compensation Committee.    Our Compensation Committee assists our Board in determining the development plans and compensation of our officers, directors and employees. Specific responsibilities include the following:

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  approving the compensation and benefits of our executive officers;

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  reviewing the performance objectives and actual performance of our officers; and

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  administering our stock option and other equity compensation plans.

        Our Compensation Committee is comprised of Mr. Gallery, Dr. Russell and Mr. Swanson. Mr. Gallery serves as Chairman of the Compensation Committee. Our Board has determined that all members of the Compensation Committee are independent under the rules of The NASDAQ Stock Market.

        Nominating and Governance Committee.    Our Nominating and Governance Committee assists our Board by identifying and recommending individuals qualified to become members of our Board, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines. Specific responsibilities include the following:

  •
  evaluating the composition, size and governance of our Board and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

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  establishing a policy for considering stockholder nominees for election to our Board; and

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  evaluating and recommending candidates for election to our Board.

        Our Nominating and Governance Committee is comprised of Mr. Gallery, Dr. Kumar and Dr. Russell. Dr. Kumar serves as Chairman of our Nominating and Governance Committee. Our Board has determined that all members of the Nominating and Governance Committee are independent under the rules of The NASDAQ Stock Market.

        When considering potential director candidates for nomination or election, the following characteristics are considered in accordance with our Nominating and Governance Committee Charter:

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  high standard of personal and professional ethics, integrity and values;

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  training, experience and ability at making and overseeing policy in business, government and/or education sectors;

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  willingness and ability to keep an open mind when considering matters affecting interests of the Company and its constituents;

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  willingness and ability to devote the time and effort required to effectively fulfill the duties and responsibilities related to Board and its committees;

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  willingness and ability to serve on the Board for multiple terms, if nominated and elected, to enable development of a deeper understanding of the Company's business affairs;

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  willingness not to engage in activities or interests that may create a conflict of interest with a director's responsibilities and duties to the Company and its constituents; and

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  willingness to act in the best interests of the Company and its constituents, and objectively assess Board, committee and management performances.

        In addition, in order to maintain an effective mix of skills and backgrounds among the members of our Board, the following characteristics also may be considered when filling vacancies or identifying candidates:

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  independence;

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  diversity (e.g., age, geography, professional, other);

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  professional experience;

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  industry knowledge (e.g., relevant industry or trade association participation);

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  skills and expertise (e.g., accounting or financial);

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  leadership qualities;

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  public company board and committee experience;

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  non-business-related activities and experience (e.g., academic, civic, public interest);

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  continuity (including succession planning);

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  size of the Board;

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  number and type of committees, and committee sizes; and

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  legal and other applicable requirements and recommendations, and other corporate governance-related guidance regarding Board and committee composition.

        In February 2009, we amended our Bylaws to modify the manner in which stockholder may submit proposals or director nominations, as well as the manner for calling special meetings of stockholders. In accordance with the amended Bylaws, a stockholder wishing to nominate a director for election at an annual or special meeting of stockholders must timely submit a written proposal of nomination to our Board, care of the Company's Secretary. To be timely, a written proposal of nomination for an annual meeting of stockholders must be received at least 90 calendar days but no more than 120 calendar days before the first anniversary of the date on which we held our annual meeting of stockholders in the immediately preceding year; provided, however, that in the event that the date of the annual meeting is advance or delayed more than 30 calendar days from the first anniversary of the annual meeting of stockholders in the immediately preceding year, the written proposal must be received: (i) at least 90 calendar days but no more than 120 calendar days prior to the date of the annual meeting; or (ii) no more than 10 days after the date we first publicly announce the date of the annual meeting. A written proposal of nomination for a special meeting of stockholders must be received no earlier than 120 calendar days prior to the date of the special meeting nor any later than the later of: (i) 90 calendar days prior to the date of the special meeting; and (ii) 10 days after the date the Company first publicly announces the date of the special meeting.

        Each written proposal for a nominee must contain: (i) the name, age, business address and telephone number, and residence address and telephone number of the nominee; (ii) the current principal occupation or employment of each nominee, and the principal occupation or employment of each nominee for the prior ten (10) years; (iii) a complete list of companies, whether publicly traded or privately held, on which the nominee serves (or, during any of the prior ten (10) years, has served) as a member of the board of directors; (iv) the number of shares of capital stock of Ascent Solar that are owned of record and beneficially by each nominee; (v) a statement whether the nominee, if elected, intends to tender, promptly following such person's failure to receive the required vote for election or reelection at the next meeting at which the nominee would face election or reelection, and irrevocable resignation effective upon acceptance of such resignation by the Board; (vi) a completed and signed questionnaire, representation and agreement relating to voting agreements or commitments to which the nominee is a party; (vii) other information concerning the nominee that would be required in a proxy statement soliciting the nominee's election; and (viii) information about, and representations from, the stockholder making the nomination.

        Upon receipt of a written proposal of nomination meeting these requirements, the Nominating and Governance Committee of the Board will evaluate the nominee in accordance with its Committee Charter and the characteristics listed above.

Compensation Committee Interlocks and Insider Participation

        None of the members of our Compensation Committee is an officer or employee of the Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Number of Meetings

        The Board held a total of 10 meetings during our fiscal year ended December 31, 2008. Our Audit Committee held 13 meetings, our Compensation Committee held 4 meetings, and our Nominating and Governance Committee held 1 meeting during our fiscal year ended December 31, 2008. Each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Board and the Board committees on which he served (during the periods that he served).

Board Member Attendance at Annual Stockholder Meetings

        Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are encouraged to attend these annual meetings absent extenuating circumstances.

Director Compensation

        In 2008, each of our independent directors each received an annual cash retainer of $20,000 and restricted stock awards equal to $30,000 divided by the closing price of the Company's common stock as of July 1, 2008. In addition, our independent directors received restricted stock awards equal to $8,000 divided by the closing price of the Company's common stock as of July 1, 2008 for serving as a committee member, $20,000 divided by the closing price of the Company's common stock as of July 1, 2008 for serving as Audit Committee chairperson, $15,000 divided by the closing price of the Company's common stock as of July 1, 2008 for serving as Compensation Committee chairperson and $15,000 divided by the closing price of the Company's common stock as of July 1, 2008 for serving as Nominating and Governance Committee chairperson.

        The following Director Compensation Table summarizes the compensation of our directors for services rendered to Ascent Solar during the year ended December 31, 2008:

Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	Total	Options Outstanding
Mohan S. Misra, Ph.D.	$—	$—	$—	$—	130,000
Stanley A. Gallery	20,000	60,988	—	80,988	8,000
T.W. Fraser Russell, Ph.D.	20,000	45,988	—	65,988	8,000
Richard J. Swanson	20,000	57,994	—	77,994	16,000
Amit Kumar, Ph.D.	20,000	52,994	—	72,994	8,000
Joel S. Porter	20,000	30,000	—	50,000	5,000
Einar Glomnes	2,250	—	—	—	—
Richard Erskine	—	—	—	—	—

(1)
Represents fair market value of restricted stock granted during the year ended December 31, 2008.

        In addition to the fees listed above, we reimburse the directors for their travel expenses incurred in attending meetings of the Board or its committees. The directors did not receive any other compensation or personal benefits.

Code of Ethics

        We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and other senior finance and accounting staff. The code is designed to, among other things, deter wrongdoing and to promote the honest and ethical conduct of our officers and employees. The text of our code of ethics can be found on our Internet website at www.ascentsolar.com. If we effect an amendment to, or waiver from, a provision of our code of ethics, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on that Internet website or via a Form 8-K current report.

Communication with the Board of Directors

        Stockholders may communicate with the Board by sending correspondence to our Chairman, c/o the Corporate Secretary of the Company, at our corporate address above. It is our practice to forward all such correspondence to our Chairman, who is responsible for determining whether to relay the correspondence to the other members of the Board.

EXECUTIVE COMPENSATION

Compensation Philosophy and Processes

        We seek to provide a level of compensation for our executive officers that is competitive with publicly-traded companies similar in both size and industry. We hope to attract, retain, and reward executive officers who contribute to our success, to align executive officer compensation with our performance, and to motivate executive officers to achieve our business objectives. We compensate our senior management through a mix of base salary, bonus and equity compensation.

        Our Compensation Committee determines and recommends to our Board the compensation of our executive officers. The Compensation Committee also administers our stock option plan and restricted stock plan. The Compensation Committee reviews base salary levels for our executive officers at the end of each fiscal year and recommends raises and bonuses based upon our achievements, individual performance, and competitive and market conditions. The Compensation Committee may delegate certain of its responsibilities, as it deems appropriate, to other committees or to our officers, but it has not elected to do so. The Compensation Committee has engaged management consultants to provide a market analysis of cash, equity and short term incentives for comparisons to our current compensation package and based on that analysis provide recommendations of compensation adjustments and overall compensation philosophy to the Compensation Committee.

Executive Officer Compensation

        The following Summary Compensation Table sets forth certain information regarding the compensation of our principal executive and principal financial officers and the three other most highly compensated executive officers (together, the "named executive officers") at the end of our last fiscal year for services rendered in all capacities to us during the years ended December 31, 2008, 2007 and 2006.

 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Comp. ($)	Total ($)
Mohan S. Misra, Ph.D.—Chief Executive Officer(3)	2008	178,680	90,915	44,550	210,229	16,832	541,206
	2007	65,185	25,000	—	—	3,206	93,391
	2006	—	—	—	—	—	—
Gary Gatchell—Chief Financial Officer(4)	2008	111,835	19,689	660,400	52,557	—	844,481
	2007	—	—	—	—	—	—
	2006	—	—	—	—	—	—
Prem Nath, Ph.D.—Senior VP Production Operations(5)	2008	178,704	90,000	—	262,787	—	531,491
	2007	162,274	48,710	—	157,560	51,408	419,952
	2006	64,741	20,160	—	210,000	24,489	319,390
Ashutosh Misra—Senior VP and General Manager—Thornton Plant(6)	2008	163,398	29,462	—	131,393	—	324,253
	2007	104,611	28,800	—	128,289	34,750	296,450
	2006	—	—	—	—	—	—
Bruce Berkoff—Chief Marketing Officer(7)	2008	40,335	—	—	486,000	—	526,335
	2007	—	—	—	—	—	—
	2006	—	—	—	—	—	—
Matthew Foster—Former Chief Executive Officer(8)	2008	152,742	75,000	—	—	37,348	265,090
	2007	180,891	67,922	—	118,170	—	366,983
	2006	175,238	21,000	—	213,000	—	409,238

(1)
Represents fair market value of restricted stock awards or units granted during the year ended December 31, 2008.

(2)
Represents fair market value of options granted during the year ended December 31, 2008, 2007 and 2006, calculated using the Black-Scholes option pricing model and related assumptions as disclosed in Note 9, "Stock Based Compensation," of our financial statements attached hereto.

(3)
Dr. Mohan Misra began employment with us on April 30, 2007 as Chief Strategy Officer. Salary represents eight months of annual salary for 2007. On September 19, 2008, Dr. Misra was named interim President and Chief Executive Officer. Salary for 2008 represents approximately nine and one half months as Chief Strategy Officer and two and one half months as President and Chief Executive Officer. Dr. Misra's salary as Chief Strategy Officer was based on a minimum of twenty hours per week and as President and Chief Executive Officer, a minimum of thirty hours per week. All other compensation for Dr. Misra for 2008 and 2007 consists of personal car reimbursement costs of $16,053 and $3,206, respectively and $779 excess group term life coverage for 2008.

(4)
Gary Gatchell began employment with us on March 31, 2008 as Chief Financial Officer. Salary represents nine months of annual salary for 2008.

(5)
Dr. Prem Nath began employment with us on July 31, 2006 as Senior VP of Manufacturing. Salary for 2006 represents approximately five months of annual salary for 2006. All other compensation for 2007 and 2006 consists of relocation costs.

(6)
Ashutosh Misra began employment with us on April 30, 2007 as Senior VP of Operations. Salary represents eight months of annual salary for 2007. All other compensation represents approximately $21,250 in consulting fees paid to Mr. Misra in 2007 prior to his employment on April 30, 2007, and approximately $13,500 in fees paid in connection with his service on the Board of Directors prior to April 30, 2007.

(7)
Bruce Berkoff began employment with us on September 29, 2008 as Chief Marketing Officer. Salary represents three months of annual salary for 2008.

(8)
Matthew Foster ceased employment with us on October 19, 2008. Salary represents approximately ten and a half months of annual salary for 2008. All other compensation for 2008 consists of $32,069 severance, $2,227 vacation pay-out, $2,737 COBRA payments and $315 excess group term life coverage.

Executive Employment Agreements

        We have executive employment agreements with Dr. Mohan Misra, our interim President and Chief Executive Officer and Chief Strategy Officer, Gary Gatchell, our Chief Financial Officer and Secretary, Dr. Prem Nath, our Senior Vice President of Production Operations, Ashutosh Misra, our Senior Vice President of Operations and Corporate Affairs, Bruce Berkoff, our Chief Marketing Officer, Dr. Joseph Armstrong, our Vice President and Chief Technology Officer and Janet Casteel, our Chief Accounting Officer and Treasurer.

        Each executive employment agreement has a term of three or four years and has expired or will expire: in December 2008 in the case of Dr. Armstrong; in February 2009 in the case of Ms. Casteel; in July 2009 in the case of Dr. Nath; in April 2010 in the cases of Dr. M. Misra and Mr. A. Misra; in March 2012 in the case of Mr. Gatchell; and in September 2012 in the case of Mr. Berkoff. Under the terms of each agreement, in addition to each of their base salaries: Ms. Casteel may receive a discretionary bonus of up to 15% of that base salary based upon her individual performance and our performance as a company; Dr. Armstrong may receive a discretionary bonus of up to 15% of that base salary based upon his individual performance and our performance as a company; Dr. Nath may receive a discretionary bonus of up to 50% of that base salary based upon his individual performance; Dr. M. Misra may receive a discretionary bonus of up to 50% of that base salary based upon his individual performance and our overall performance as a company; and Mr. A. Misra, Mr. Gatchell and Mr. Berkoff may receive a discretionary bonus of up to 30% of that base salary based upon their individual performance and our overall performance as a company. Base salary is subject to increase from time to time in the normal course of business. Bonuses are not ensured and are awarded at the discretion of the Board. Each agreement may be terminated without notice if for cause, but 30 days' advance notice is required for termination without cause. Further, if Mr. Gatchell, Dr. Nath, Dr. M. Misra or Mr. A. Misra is terminated without cause during the term of his employment agreement, he will be entitled to receive his base salary for a period of twelve months after termination. If Dr. Armstrong, Ms. Casteel or Mr. Berkoff is terminated without cause during the term of his or her agreement, he or she will be entitled to receive his or her base salary for a period of six months after termination. In the event of a merger of the Company with or into another corporation, the sale of substantially all of the assets of the Company, or termination of an executive officer without cause, then some or all of any unvested options, shares of restricted stock or restricted stock units granted to the executive officer may be subject to accelerated vesting in accordance with the terms of the executive's employment agreement, separation or severance agreement, or the Company's Restated 2005 Stock Option Plan and 2008 Restricted Stock Plan, both as amended.

Separation Agreement

        On September 19, 2008, Matthew Foster resigned from his position as President and Chief Executive Officer. Dr. Mohan Misra, our Chairman and Chief Strategy Officer, was appointed as the Company's interim President and Chief Executive Officer until a permanent replacement is hired.

        In addition to any benefits owed under Mr. Foster's executive employment contract, pursuant to a Separation Agreement and General Release, vesting of Mr. Foster's stock options vesting accelerated to October 19, 2008 and he received a severance payment of $75,000. The Company also will contribute to Mr. Foster's COBRA premium for a period of twelve months. On October 19, 2008, we entered into a consulting agreement with Mr. Foster. Pursuant to the terms of the agreement, Mr. Foster is to expend up to 10 hours per week assisting us with business development, investor relations, strategic planning, assessment of competition and competitive environment, global expansion strategy and management advisory services. In consideration for these services, we agreed to pay Mr. Foster a monthly consulting fee of $10,000.

Option Awards

        The following table sets forth information concerning the outstanding equity awards granted to the named executive officers as of December 31, 2008.

 Outstanding Equity Awards at Fiscal Year-End

					Stock Awards
	Option Awards
					Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
	Number of Securities Underlying Unexercised Options(#)
			Option Exercise Price($/sh)	Option Expiration Date
Name	Exercisable	Unexercisable
Mohan S. Misra, Ph.D.(1)	50,000	—	$0.10	11/18/2015
	—	80,000	$3.17	12/02/2018

	50,000	80,000			2,500	$9,400
Ashutosh Misra(2)	5,000	—	$0.10	11/18/2015
	20,000	—	$8.33	07/30/2017
	4,500	4,500	$17.75	12/03/2017
	—	50,000	$3.17	12/02/2018

	29,500	54,500
Prem Nath, Ph.D.(3)	33,333	33,334	$2.73	07/31/2016
	6,000	6,000	$17.75	12/03/2017
	—	100,000	$3.17	12/02/2018

	39,333	139,334
Gary Gatchell(4)	20,000	20,000	$3.17	12/02/2018	40,000	$150,400
Bruce Berkoff(5)	—	100,000	$6.27	9/29/2018
Matthew Foster(6)	75,000	—	$4.25	02/27/2016
	9,000	—	$17.75	12/03/2017

	84,000	—

Vesting dates of securities underlying unexercised options and stock awards not yet vested as of December 31, 2008:

(1)
$3.17 options—20,000 vest 1/01/09, 20,000 vest 1/01/10, 20,000 vest 1/01/11, 20,000 vest 1/01/12. Stock awards not yet vested—2,500 shares vest 12/31/09 subject to meeting Company performance targets.

(2)
$17.75 options—4,500 vest 12/03/09; $3.17 options—12,500 vest 1/01/09, 12,500 vest 1/01/10, 12,500 vest 1/01/11, 12,500 vest 1/01/12.

(3)
$2.73 options—33,334 vest 7/31/09; $17.75 options—6,000 vest 12/03/09; $3.17 options—25,000 vest 1/01/09, 25,000 vest 1/01/10, 25,000 vest 1/01/11, 25,000 vest 1/01/12.

(4)
$3.17 options—5,000 vest 1/01/09, 5,000 vest 1/01/10, 5,000 vest 1/01/11, 5,000 vest 1/01/12. Stock awards not yet vested—20,000 vest 12/31/09, 10,000 shares vest 12/31/10, 10,000 shares vest 12/31/11, vesting subject to meeting Company performance targets.

(5)
$6.27 options—25,000 vest 9/29/09, 25,000 vest 9/29/10, 25,000 vest 9/29/11, 25,000 vest 9/29/12.

(6)
On October 19, 2008, under the terms of Separation agreement and General Release, all outstanding options were immediately vested.

2005 Stock Option Plan

        Our Option Plan provides for the grant of incentive or non-statutory stock options to our employees, directors and consultants. A total of 1,500,000 shares of common stock are reserved for issuance under the Option Plan. The Board of Directors and our stockholders approved the plan and its amendments.

        The Option Plan is administered by the Compensation Committee of our Board of Directors. Subject to the provisions of the Option Plan, the Committee determines who will receive the options, the number of options granted, the manner of exercise and the exercise price of the options. The term of incentive stock options granted under the Option Plan may not exceed ten years, or five years for options granted to an optionee owning more than 10% of our voting stock. The exercise price of an incentive stock option granted under the Option Plan must be equal to or greater than the fair market value of the shares of our common stock on the date the option is granted. The exercise price of a non-qualified option granted under the Option Plan must be equal to or greater than 85% of the fair market value of the shares of our common stock on the date the option is granted. An incentive stock option granted to an optionee owning more than 10% of our voting stock must have an exercise price equal to or greater than 110% of the fair market value of our common stock on the date the option is granted.

2008 Restricted Stock Plan

        The Board of Directors adopted the Company's 2008 Restricted Stock Plan with stockholder approval on July 1, 2008. The Restricted Stock Plan reserves up to 750,000 shares of our common stock for restricted stock awards and restricted stock units to eligible employees, directors and consultants of the Company.

        The Restricted Stock Plan is administered by the Compensation Committee of the Board of Directors, which determines the terms of the restricted shares. According to the terms of the Restricted Stock Plan, no individual may be granted, in any fiscal year, more than 200,000 shares. Vesting of shares of restricted stock granted under the Stock Plan may occur over a specified period of time or based upon performance metrics announced at the time of grant.

        As of December 31, 2008, there were outstanding options to purchase 1,092,200 shares of common stock under the 2005 Stock Option Plan and 42,500 unvested restricted stock awards under the 2008 Restricted Stock Plan. The following table sets forth information as of December 31, 2008 relating to all of our equity compensation plans:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights and unvested restricted stock	Weighted-average exercise price of outstanding options, warrants and rights and unvested restricted stock	Number of securities remaining available for future issuance under equity compensation plans
2005 Stock Option Plan approved by security holders	1,092,200	$4.94	73,500
2008 Restricted Stock Plan approved by security holders	42,500	$14.51	680,154
Equity compensation plans not approved by security holders	—	—	—

Total:	1,134,700		753,654

Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to a publicly traded company for compensation in excess of $1 million paid to each of that company's chief executive officer and the three other most highly compensated officers (other than the principal executive officer or the principal financial officer). Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. In the fiscal year ended December 31, 2008, none of our executive officers received compensation in excess of $1 million.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows information regarding the beneficial ownership of our common stock as of December 31, 2008.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes any shares over which a person exercises sole or shared voting or investment power. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of December 31, 2008 are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

        Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned. The address for each director or named executive officer is c/o Ascent Solar Technologies, Inc., 12300 Grant Street, Thornton, Colorado 80241.

        This table assumes 20,946,382 shares of common stock outstanding as of December 31, 2008, assuming no exercise of outstanding options.

Name of Beneficial Owner	No. of Shares Beneficially Owned	Percentage
Officers, Directors and Nominees
Mohan S. Misra, Ph.D.(1)	1,261,000	6.0%
Gary Gatchell(2)	58,500	*
Prem Nath, Ph.D(3)	74,333	*
Ashutosh Misra(4)	82,000	*
Joseph Armstrong, Ph.D.(5)	75,765	*
Bruce Berkoff	0	*
Joseph McCabe(6)	26,950	*
Janet Casteel(7)	46,826	*
Stanley A. Gallery(8)	119,491	*
Einar Glomnes(9)	0	*
Amit Kumar, Ph.D.(10)	11,983	*
Joel S. Porter(11)	8,006	*
T.W. Fraser Russell, Ph.D.(12)	28,608	*
Richard Erskine(13)	15,190	*
Richard J. Swanson(14)	19,591	*
Ron Eller	0	*
All directors, nominees and executive officers as a group (16 persons)	1,828,243	8.4%
5% Stockholders(15)
Norsk Hydro Produksjon AS(16)	7,349,160	35.0%

    *
    Less than 1.0%.

    (1)
    Includes options to purchase 70,000 shares of common stock that are vested within 60 days of December 31, 2008. Also includes 806,000 shares of common stock that are held by ITN because ITN is wholly-owned by Inica, Inc., which is owned by Dr. Misra and an immediate family member. Also includes 385,000 shares over which Dr. Misra has sole voting and dispositive power. This information is pursuant to a Schedule 13G filed by ITN, Inica, Inc. and Dr. Misra on February 12, 2009 and a Form 4 filed by ITN on February 9, 2009.

    (2)
    Includes 40,000 shares of restricted stock, 13,500 shares of common stock and options to purchase, 5,000 shares of common stock that are vested within 60 days of December 31, 2008.

    (3)
    Includes 10,000 shares of common stock and options to purchase 64,333 shares of common stock that are vested within 60 days of December 31, 2008.

    (4)
    Includes 36,000 shares of common stock and options to purchase 42,000 shares of common stock that are vested within 60 days of December 31, 2008, and 4,000 Class B warrants that are immediately exercisable.

    (5)
    Includes 47,333 shares of common stock and options to purchase 28,432 shares of common stock that are vested within 60 days of December 31, 2008.

    (6)
    Includes 4,200 shares of common stock and options to purchase 22,750 shares common stock that are vested within 60 days of December 31, 2008.

    (7)
    Includes 17,000 shares of common stock and options to purchase 29,826 shares of common stock that are vested within 60 days of December 31, 2008.

    (8)
    Includes 111,491 shares of common stock and options to purchase 8,000 shares of common stock that are vested within 60 days of December 31, 2008.

    (9)
    Does not include securities held by Norsk Hydro Produksjon AS, our largest stockholder. Mr. Glomnes is the head of Hydro Solar, an affiliate of Norsk Hydro Produksjon AS, and disclaims beneficial ownership of our securities held by Norsk Hydro Produksjon AS.

    (10)
    Includes 3,983 shares of common stock and options to purchase 8,000 shares of common stock that are vested within 60 days of December 31, 2008.

    (11)
    Includes 3,006 shares of common stock and options to purchase 5,000 shares common stock that are vested within 60 days of December 31, 2008.

    (12)
    Includes 20,608 shares of common stock and options to purchase 8,000 shares of common stock that are vested within 60 days of December 31, 2008.

    (13)
    Includes 15,190 Class B warrants that are immediately exercisable. Does not include securities held by Norsk Hydro Produksjon AS, our largest stockholder. Mr. Erskine is Senior Vice President of Solar Business Development of Hydro Solar, an affiliate of Norsk Hydro Produksjon AS, and disclaims beneficial ownership of our securities held by Norsk Hydro Produksjon AS.

    (14)
    Includes 3,591 shares of common stock and options to purchase 16,000 shares of common stock that are vested within 60 days of December 31, 2008.

    (15)
    Information regarding these stockholders is based solely upon filings made by them with the Securities and Exchange Commission.

    (16)
    The reported address of Norsk Hydro Produksjon AS is Drammensveien 264, N-0240, Oslo, Norway. Assumes the exercise by Norsk Hydro Produksjon AS of remaining shares of its Tranche 2 Option to acquire 51,000 shares of common stock and 33,398 Class B warrants in addition to the 7,298,160 shares of common stock and 3,655,595 Class B warrants it currently holds. Until June 2009, Norsk Hydro Produksjon AS may only exercise that number of Class B warrants necessary to maintain ownership of 35% of our outstanding common stock. This table assumes the exercise of additional shares Norsk Hydro Produksjon AS can purchase under its Tranche 2 Option in order to obtain ownership of 35% of our common stock.

 CERTAIN TRANSACTIONS

Transactions Involving ITN Energy Systems, Inc.

        We were formed in October 2005 to commercialize certain technologies developed by ITN. ITN is wholly owned by Inica, Inc., a Colorado corporation (Inica). Dr. Mohan Misra, Chairman of our Board of Directors, our interim President and Chief Executive Officer, and an immediate family member of his, own all of the outstanding shares of Inica.

        Sublease Agreement.    In 2006, we subleased approximately 9,500 square feet of office and manufacturing space at cost from ITN. As of January 1, 2007, we increased our sublease to approximately 14,200 square feet of office and manufacturing space at cost from ITN. The sublease expires in June 2010. In 2008, we paid $18,911 per month of rent per month, plus pass-through expenses such as taxes, insurance, water and utilities. Total costs incurred under the Sublease Agreement for the year ended December 31, 2008 were approximately $289,000. In 2009, we expect to pay $18,991 per month in rent to ITN, plus pass-through expenses.

        Administrative Services Agreement.    ITN has agreed to perform administrative services for us at cost, including services such as facilities management, equipment maintenance, procurement, information technology and technical support. The cost for those services in 2008 was approximately $1,338,000. In addition the Company reimbursed ITN approximately $711,000 for costs paid by ITN on behalf of the Company. Although we expect to pay ITN approximately the same amount for those services in 2009, the costs may increase due to commencement of commercial operations and our planned expansion.

        Service Center Agreement.    From time to time, we may find our own facilities inadequate or unsuitable to handle specific or special tasks or processes, but discover that ITN has such capability. Under a Service Center Agreement, we have the right to use, on an as needed and as available basis, certain of ITN's laboratories, equipment and research and development tools. When we have made periodic use of the laboratories, equipment and tools, we have paid ITN in accordance with ITN's costs. Although the Service Center Agreement expires in December 2009, it is automatically renewable on a month-to-month basis. In 2008, we paid ITN approximately $518,000 under the Service Center Agreement. Although we expect to pay ITN approximately the same amount under the Service Center Agreement in 2009, the costs may increase if we more actively pursue R&D activities.

        License Agreement.    ITN has granted us a perpetual, royalty-free, worldwide license to use certain trade secrets and other patents, inventions, and trade secrets that ITN may develop or have the right to license that are necessary for use in our PV business. This license is exclusive to us for use in the PV business. The license is perpetual and may only be terminated by ITN in the event of a material breach by us that we fail to cure within thirty days notice of such breach.

        In connection with our formation, in early 2006, ITN assigned to us its CIGS PV-specific technologies, and granted to us a perpetual, exclusive, royalty-free, worldwide license to use certain of ITN's existing and future proprietary process and control technologies that, although non-specific to CIGS PV, we believe will be useful in our production of PV modules for our target markets. See "Business—Research and Development and Intellectual Property." After obtaining necessary approvals and pursuant to a novation, ITN also transferred several government-sponsored CIGS PV research and development contracts to us. At the time the contracts were transferred to us in early 2007, the contracts had a remaining contract value of approximately $1.6 million.

Transactions Involving Norsk Hydro Produksjon AS

        In March 2007, we sold 1,600,000 shares of our restricted common stock to Norsk Hydro Produksjon AS in a private placement pursuant to Rule 506 of Regulation D and Section 4(2) of the Securities Act. We also granted two options to Norsk Hydro:

  •
  An option (the Initial Warrants Option) to purchase restricted Class A warrants (or if the Class A warrants are redeemed, common stock) and restricted Class B warrants that are otherwise identical to the Class A warrants formerly traded, and Class B warrants currently traded, on NASDAQ under the symbols ASTIW and ASTIZ, respectively. Norsk Hydro exercised this option in August 2007 to purchase 934,462 additional shares of common stock and 1,965,690 Class B warrants.

  •
  An option (the Tranche 2 Option) to purchase additional shares of restricted common stock, Class A warrants (or if the Class A warrants are redeemed, common stock) and Class B warrants that would result in Norsk Hydro owning up to 35.0% of our issued and outstanding common stock, Class A warrants and Class B warrants.

        In March 2008, Hydro acquired an additional 2,341,897 shares of the Company's common stock and 1,689,905 Class B warrants through the exercise of the Tranche 2 Option previously granted to Hydro and approved by Ascent's stockholders in June 2007, resulting in Hydro ownership of approximately 35% of each class of security. Gross proceeds to the Company were $28.4 million, and reflected per share and per warrant purchase prices were equal to the average of the closing bids of each security, as reported by NASDAQ, for the five consecutive trading days preceding exercise. As a result of the Company's Secondary Public Offering in May 2008, Hydro's holdings were diluted to approximately 27%.

        On October 8, 2008, Hydro acquired an additional 2,421,801 shares of the Company's common stock. The purchase resulted in a return to Hydro's ownership of approximately 35% of the Company's common stock. Gross proceeds to the company from the follow on investment were approximately $15 million, and reflect per share purchase prices equal to the average of the closing bids of each security, as reported by NASDAQ, for the five consecutive trading days preceding exercise. Until June 15, 2009, the Tranche 2 option entitles Hydro to purchase from the Company additional restricted shares of common stock and Class B warrants to maintain ownership of up to 35% of issued and outstanding common stock and Class B warrants.

        In connection with the sale of these securities, Norsk Hydro received: piggyback registration rights that enable them to require us to register for resale the shares held by them if we engage in a registered public offering; and demand registration rights that become effective in March 2008. Norsk Hydro also holds pre-emptive rights with respect to certain equity issuances by us (on terms no less favorable than any such issuance) in order to maintain its percentage ownership in our common stock, but the pre-emptive rights do not apply to bona fide underwritten public offerings by us.

Policies and Procedures with Respect to Transactions with Related Persons

        The Board recognizes that related person transactions can present a heightened risk of potential or actual conflicts of interest. Accordingly, our Audit Committee Charter requires that all such transactions will be reviewed and subject to approval by members of our Audit Committee, which will have access, at our expense, to our or independent legal counsel.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors, officers, and persons that own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10 percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely upon our review of the copies of such forms received by us during the fiscal year ended December 31, 2008, we believe that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10 percent of our common stock complied with all Section 16(a) filing requirements during such fiscal year, except that Stanley Gallery, Dr. Amit Kumar, Joel Porter, Dr. T.W. Fraser Russell, Richard Swanson and Dr. Mohan Misra each filed one late Form 4 describing a change of ownership in our securities.

 PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accounting Fees and Services

        Fees for audit and related services by our accounting firm, Hein & Associates LLP, for the years ended December 31, 2008 and 2007 were as follows:

	2008	2007
Audit fees	$234,000	$112,000
Audit related fees	—	—

Total audit and audit related fees	$234,000	$112,000
Tax fees	—	—
All other fees	—	—

Total Fees	$234,000	$112,000

        Audit fees of Hein & Associates LLP for fiscal 2008 and 2007 were incurred during the examination of the financial statements, audit of internal controls over financial reporting, interim reviews of the quarterly financial statements, and consents and comfort letters. We have selected Hein & Associates LLP to continue as our primary accounting firm for the current year.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. All audit and non-audit services performed by our independent accountants have been pre-approved by our Audit Committee to assure that such services do not impair the auditors' independence from us.

Attendance at Annual Meeting

        Representatives of Hein & Associates LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Accounting Standards No. 61. The Audit Committee also has received the written disclosures and the letter from the independent accountants required by applicable requirements of the of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with the independent accountants the accountants' independence. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report.

Respectfully submitted,
AUDIT COMMITTEE Richard Swanson, Chairman Stanley Gallery Amit Kumar, Ph.D.

 ANNUAL REPORT ON FORM 10-K

        On March 12, 2009, the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2008. A copy of the Annual Report has been sent or made available concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Our financial statements and management's discussion and analysis of financial condition and results of operations are incorporated by reference to our Annual Report.

STOCKHOLDER PROPOSALS

        Stockholders may present proposals for action at a future meeting if they comply with SEC rules and our Bylaws. If you would like us to consider including a proposal in our proxy statement next year, it must be received at our offices on or before January 7, 2010. Furthermore, a proxy for our 2010 annual meeting of stockholders may confer discretionary authority to vote on any matter not submitted to us by March 23, 2010. If you intend to submit a proposal at the 2010 annual meeting of stockholders, but do not intend to include the proposal in our proxy statement for that meeting, you must provide appropriate notice to us in the manner and within the time frames specified in our Bylaws.

OTHER BUSINESS

        The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the persons named as proxies intend to vote the shares they represent as the Board may recommend.

BY ORDER OF THE BOARD OF DIRECTORS
May 14, 2009 Thornton, Colorado

 APPENDIX A

ASCENT SOLAR TECHNOLOGIES, INC.
THIRD AMENDED AND RESTATED
2005 STOCK OPTION PLAN

(Approved by Board of Directors on April 21, 2009;
Adopted by Stockholders on                                    )

1.
Purposes of the Plan.    The purposes of this 2005 Stock Option Plan are:

•
to attract and retain the best available personnel;

•
to provide additional incentive to Employees, Directors and Consultants; and

•
to promote the success of the Company's business.

        Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

2.
Definitions.    As used herein, the following definitions shall apply:

(a)
"Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b)
"Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

(c)
"Board" means the Board of Directors of the Company.

(d)
"Code" means the Internal Revenue Code of 1986, as amended.

(e)
"Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(f)
"Common Stock" means the common stock of the Company.

(g)
"Company" means Ascent Solar Technologies, Inc., a Delaware corporation.

(h)
"Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(i)
"Director" means a member of the Board.

(j)
"Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

(k)
"Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed one hundred eighty (180) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the one hundred eighty-first (181st) day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

  (l)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (m)
  "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

  (i)
  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market or The Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

  (ii)
  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

  (iii)
  In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

  (n)
  "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

  (o)
  "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

  (p)
  "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

  (q)
  "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

  (r)
  "Option" means a stock option granted pursuant to the Plan.

  (s)
  "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

  (t)
  "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

  (u)
  "Optioned Stock" means the Common Stock subject to an Option.

  (v)
  "Optionee" means the holder of an outstanding Option granted under the Plan.

  (w)
  "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

  (x)
  "Plan" means this 2005 Stock Option Plan, as amended.

  (y)
  "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

  (z)
  "Section 16(b)" means Section 16(b) of the Exchange Act.

  (aa)
  "Service Provider" means an Employee, Director or Consultant.

  (bb)
  "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

  (cc)
  "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.
Stock Subject to the Plan.    Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is two million five hundred thousand (2,500,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4.
Administration of the Plan.

(a)
Procedure.

(i)
Multiple Administrative Bodies.    The Plan may be administered by different Committees with respect to different groups of Service Providers.

(ii)
Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

(iii)
Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)
Other Administration.    Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b)
Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)
to determine the Fair Market Value;

(ii)
to select the Service Providers to whom Options may be granted hereunder;

(iii)
to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

(iv)
to approve forms of agreement for use under the Plan;

(v)
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)
to institute an Option Exchange Program;

  (vii)
  to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

  (viii)
  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

  (ix)
  to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

  (x)
  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator; and

  (xi)
  to make all other determinations deemed necessary or advisable for administering the Plan.

(c)
Effect of Administrator's Decision.    The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

5.
Eligibility.    Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.
Limitations.

(a)
Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b)
Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

(c)
No Employee shall be granted, in any one fiscal year of the Company, Options to purchase more than one hundred thousand (100,000) Shares.

7.
Term of Plan.    Subject to Section 18 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

8.
Term of Option.    The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9.
Option Exercise Price and Consideration.

(a)
Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)
In the case of an Incentive Stock Option

(A)
granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)
granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)
In the case of a Nonstatutory Stock Option

(A)
granted to a Service Provider who, at the time the Nonstatutory Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B)
granted to a Service Provider other than a Service Provider described in paragraph (A) immediately above, or intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii)
Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(b)
Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

(c)
Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i)
cash;

(ii)
check;

(iii)
other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)
consideration received by the Company under a cashless exercise program, if implemented by the Company in connection with the Plan;

    (v)
    a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

    (vi)
    any combination of the foregoing methods of payment; or

    (vii)
    such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10.
Exercise of Option.

(a)
Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless otherwise stated in the Option Agreement, Options shall become exercisable at a rate one-third (1/3) per year over three (3) years from the date the Options are granted, with one-third (1/3) of the Shares under the Option vesting on each of the first, second and third anniversaries of the date of grant. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

    An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

    Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

  (b)
  Termination of Relationship as a Service Provider.    If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within ninety (90) days of termination, or such longer period of time as specified in the Option Agreement, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

  (c)
  Disability of Optionee.    If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within one (1) year of termination, or such longer period of time as may be specified in the Option Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

  (d)
  Death of Optionee.    If an Optionee dies while a Service Provider, the Option may be exercised within one (1) year following Optionee's death, or such longer period of time as may be specified in the Option Agreement, to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's designated beneficiary, provided such beneficiary has been designated prior to Optionee's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee's estate or by the person(s) to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

  (e)
  Buyout Provisions.    The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

  (f)
  Code Section 162(m) Provisions.

  (i)
  Notwithstanding any other provision of the Plan, if the Compensation Committee of the Board (the "Compensation Committee") determines at the time an Option is granted to an Optionee that such Optionee is, or may be as of the end of the tax year for which the Company would claim a tax deduction in connection with such Option, a "covered employee" within the meaning of Section 162(m)(3) of the Code, and to the extent the Compensation Committee considers it desirable for compensation delivered pursuant to such Option to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, then the Compensation Committee may provide that this Section 10(f) is applicable to such Option under such terms as the Compensation Committee shall determine.

  (ii)
  If an Option is subject to this Section 10(f), then vesting of the Option and issuance of Optioned Stock pursuant thereto, as applicable, may be subject to satisfaction of one, or more than one, objective performance targets. In such event, the Compensation Committee shall determine the performance targets that will be applied with respect to each Option subject to this Section 10(f) at the time of grant, but in no event later than 90 days after the commencement of the period of service to which the performance target(s) relate. The performance criteria applicable to Options subject to this Section 10(f) will be one or more of the following criteria: (A) stock price; (B) market share; (C) sales; (D) earnings per share, core earnings per share or variations thereof; (E) return on equity; (F) costs; (G) revenue; (H) cash to cash cycle; (I) days payables outstanding; (J) days of supply; (K) days sales outstanding; (L) cash flow; (M) operating income; (N) profit after tax; (O) profit before tax; (P) return on assets; (Q) return on sales; (R) inventory turns; (S) invested capital; (T) net operating profit after tax; (U) return on invested capital; (V) total shareholder return; (W) earnings; (X) return on equity or average shareowners' equity; (Y) total shareowner return; (Z) return on capital;

      (AA) return on investment; (BB) income or net income; (CC) operating income or net operating income; (DD) operating profit or net operating profit; (EE) operating margin; (FF) return on operating revenue; (GG) contract awards or backlog; (HH) overhead or other expense reduction; (II) growth in shareowner value relative to the moving average of the S&P 500 Index or a peer group index; (JJ) credit rating; (KK) strategic plan development and implementation; (LL) net cash provided by operating activities; (MM) gross margin; (NN) economic value added; (OO) customer satisfaction; (PP) financial return ratios; (QQ) market performance; (RR) production capacity; (SS) production volume; (TT) achievement of photovoltaic conversion efficiency; (UU) production yields; (VV) EBITDA; (WW) EBIT; (XX) market capitalization; (YY) liquidity; (ZZ) strategic partnerships; (AAA) production agreements and relationships; and (BBB) product certifications.

    (iii)
    Notwithstanding any contrary provision of the Plan, the Compensation Committee may not increase the number of Optioned Stock pursuant to any Option subject to this Section 10(f), nor may it waive the achievement of any performance target established pursuant to this Section 10(f).

    (iv)
    The Compensation Committee shall have the power to impose such other restrictions on Options subject to this Section 10(f) as it may deem necessary or appropriate to ensure that such Option satisfies all requirements for "performance-based compensation" within the meaning of Code section 162(m)(4)(C) of the Code, the regulations promulgated thereunder, and any successors thereto.

11.
Limited Transferability of Options.    Unless determined otherwise by the Administrator, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee, only by the Optionee. If the Administrator in its sole discretion makes an Option transferable, such Option may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended.

12.
Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)
Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b)
Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

  (c)
  Change of Control.    Unless otherwise stated in the Option Agreement, in the event of a Change of Control, then as to each Optionee, fifty percent (50%) of any outstanding Optioned Stock that has not yet vested at the time such Change of Control occurs shall become vested and exercisable. In such event, the Administrator shall notify the Optionee in writing or electronically at least fifteen (15) calendar days prior to the Change of Control of the exercisability of the Option. The portion of the Option that is then vested (including 50% of the unvested portion that becomes vested due to the Change of Control) shall be exercisable by the Optionee for a period of fifteen (15) calendar days from the date of such notice, and the Option shall terminate upon the expiration of such period. Notwithstanding the foregoing and anything else in this Plan, and unless otherwise stated in the Option Agreement, if the employment of an Optionee is terminated by the Company or its successor in connection with a Change of Control (as determined in the sole and absolute discretion of the Committee), then the Optionee's entire Option shall become vested and exercisable upon termination of employment. For purposes of this paragraph, a "Change of Control" means the happening of any of the following:

  (i)
  any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, possesses more than 50 percent of the total fair market value or total voting power of the stock of the Company; provided, however, that if any one person, or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons will not be considered a Change of Control. Notwithstanding the foregoing, an increase in the percentage of stock of the Company owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock of the Company for purposes of this subsection (i);

  (ii)
  during any period of 12 consecutive months, individuals who at the beginning of such period constituted the Board (together with any new or replacement directors whose election by the Board, or whose nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; or

  (iii)
  any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by the person or persons) assets from the Company, outside of the ordinary course of business, that have a gross fair market value equal to or more than 50 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (iii), "gross fair market value" means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. Notwithstanding anything to the contrary in this Agreement, the following shall not be treated as a Change of Control under this subsection (iii): (A) a transfer of assets from the Company to a shareholder of the Company (determined immediately before the asset transfer); (B) a transfer of assets from the Company to an entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (C) a transfer of assets from the Company to a person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Company; or (D) a transfer of assets from the Company to an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in (iii)(C) above.

13.
Date of Grant.    The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

14.
Amendment and Termination of the Plan.

(a)
Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

(b)
Stockholder Approval.    The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)
Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

15.
Conditions Upon Issuance of Shares.

(a)
Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)
Investment Representations.    As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

16.
Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17.
Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18.
Stockholder Approval.    The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

19.
Information to Optionees.    The Company shall provide, or make available, to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such participant has one or more Options outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

 ASCENT SOLAR TECHNOLOGIES, INC.
THIRD AMENDED AND RESTATED 2005 STOCK OPTION PLAN
STOCK OPTION AGREEMENT

        Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.     NOTICE OF STOCK OPTION GRANT

  «NAME»

        The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:
Vesting Commencement Date: (same as Date of Grant, if left blank)
Exercise Price per Share:
Total Number of Shares Granted:
Type of Option:	Incentive Stock Option
Nonstatutory Stock Option
Expiration Date: (10 years from Date of Grant, if left blank)

  Vesting Schedule:

        One-third (1/3) of the Shares subject to the Option shall vest on each of the first, second and third anniversaries of the Vesting Commencement Date, subject to Optionee continuing as a Service Provider on such dates.

  Termination Period:

        This Option shall be exercisable for ninety (90) days after Optionee ceases to be a Service Provider. Upon Optionee's death or disability, this Option may be exercised for such longer period as provided in the Plan. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.    AGREEMENT

1.
Grant of Option.    The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

  If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

2.
Exercise of Option.

(a)
Right to Exercise.    This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b)
Method of Exercise.    This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

    No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3.
Method of Payment.    Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)
cash or check;

(b)
consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

(c)
surrender of other Shares which, (i) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

(d)
any other form or manner endorsed in the Plan.

4.
Restrictions on Exercise.    This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

5.
Non-Transferability of Option.    This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

6.
Term of Option.    This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

7.
Tax Obligations.

(a)
Taxes.    Optionee acknowledges and agrees that Optionee is solely responsible for the satisfaction of all federal, state, local and foreign income and other tax arising from or applicable to the Option exercise and the acquisition or sale of the Optioned Stock. Optionee agrees that Optionee shall indemnify the Company for any liability, including attorneys' fees and expenses, accrued by the Company as a result of the Optionee's failure to satisfy those taxes.

  (b)
  Notice of Disqualifying Disposition of ISO Shares.    If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two (2) years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition.

8.
Entire Agreement; Governing Law.    The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of Colorado.

9.
No Guarantee of Continued Service.    OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

        Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel and other advisors prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	ASCENT SOLAR TECHNOLOGIES, INC.

Signature	By

Print Name	Name

Title

Residence Address

 EXHIBIT A

EXERCISE NOTICE AND AGREEMENT

Ascent Solar Technologies, Inc.
8120 Shaffer Parkway
Littleton, CO 80127

Attention: Stock Option Plan Administrator

Re: Exercise of Stock Option Pursuant to Third Amended and Restated 2005 Stock Option Plan

Name of Optionee:
Optionee's Address:
Optionee's Social Security Number:
Date of Option Agreement:
Exercise Date:
The Shares Purchased are Incentive Stock Options: (circle one)		Yes/No
Number of Shares Purchased Pursuant to this Notice:
Exercise Price per Share:	$
Aggregate Exercise Price:	$
Amount of Payment Enclosed:	$
1.
Exercise of Option.    Pursuant to the Third Amended and Restated 2005 Stock Option Plan (the "Plan") of Ascent Solar Technologies, Inc., a Delaware corporation (the "Company") and the Stock Option Agreement ("Option Agreement") entered into as of the date set forth above between the undersigned Optionee and the Company, Optionee hereby elects, effective as of the date of this notice, to exercise Optionee's option to purchase the number of shares of common stock (the "Shares") of the Company indicated above.

2.
Payment.    Enclosed is Optionee's payment in the amount indicated above, which is the full exercise price for the Shares.

3.
Deemed Date of Exercise.    The date of exercise shall be deemed to be the first date after which this Notice is filed with Company upon which Shares become eligible for issuance to Optionee under applicable state and federal laws and regulatory requirements.

4.
Compliance with Laws.    Optionee understands and acknowledges that the purchase and sale of the Shares may be subject to approval under the state and federal securities laws and other laws and, notwithstanding any other provision of the Option Agreement to the contrary, the exercise of any rights to purchase Shares is expressly conditioned upon approval (if necessary) and compliance with all such laws.

5.
Representations of Optionee.    Optionee represents and warrants to the Company, as follows:

(a)
Optionee has received, read, and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

  (b)
  The Options exercised herewith are exercisable only according to the schedule in the Option Agreement.

  (c)
  Optionee is aware of the business affairs and financial condition of the Company and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.

6.
Refusal to Transfer.    The Company shall not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, the Option Agreement, or the Plan or (b) to treat as owner of such Shares or to accord the right to vote or receive dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7.
Tax Consultation.    Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee is not relying on the Company for any tax advice.

8.
Entire Agreement.    The Plan and the Option Agreement are incorporated herein by reference. This Agreement, the Plan, and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by: "OPTIONEE":	Accepted by: "COMPANY"
Ascent Solar Technologies, Inc., a Delaware corporation
Signature	By
Print Name	Name
Title

C123456789
MR A SAMPLE 000004 DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6
000000000.000000 ext        000000000.000000 ext
000000000.000000 ext        000000000.000000 ext
000000000.000000 ext        000000000.000000 ext

 Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 30, 2009.

[COMPUTER GRAPHIC]	Vote by Internet • Log on to the Internet and go to www.investorvote.com/ASTI • Follow the steps outlined on the secured website.
[TELEPHONE GRAPHIC]
Vote by telephone
•  Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card		123456 C0123456789 12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

[A] Proposals—Board of Directors recommends a vote FOR each of the following nominees in Proposal 1 and FOR Proposal 2.
1.
To elect three Class 1 directors, to serve until the 2012 annual meeting of stockholders and until their respective successors are duly elected and qualified, and one Class 3 director, to serve until the 2011 annual meeting of stockholders and until his successor is duly elected and qualified:
01—Dr. Amit Kumar* 02—Ron Eller* 03—Richard Swanson* 04—Richard Erskine**
* Term expiring in 2012
** Term expiring in 2011
	For	Withhold	Withhold authority to vote for any individual nominee. Write number(s) of nominee(s) below.
	☐	☐	Use number only

		For	Against	Abstain

2.	To approve the Third Amended and Restated 2005 Stock Option Plan.	☐	☐	☐

[B]    Non-Voting Items

Change of Address — Please print new address below.

[C]    Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/	/

		C 1234567890 J N T 1 U P X 0 1 8 1 7 0 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

\/ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. \/

Proxy—ASCENT SOLAR TECHNOLOGIES, INC.

12300 Grant Street
Thornton, Colorado 80241

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 30, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mohan Misra and Gary Gatchell, and each of them individually, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of Ascent Solar Technologies, Inc., a Delaware corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Ascent to be held on Tuesday, June 30, 2009, at 1:00 p.m., local time, at the Denver Marriott West, 1717 Denver West Boulevard, Golden, Colorado, and at any adjournment thereof (the "Annual Meeting"), upon matters properly coming before the meeting.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1, "FOR" PROPOSAL 2 AND AT THE DISCRETION OF YOUR PROXY ON ANY OTHER MATTER THAT MAY BE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Continued and to be dated and signed on reverse side.

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be held on June 30, 2009

ASCENT SOLAR TECHNOLOGIES, INC.

BROKER LOGO HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1	1 OF 2 12 15

[BARCODE]

Meeting Information

Meeting Type: Annual Meeting For holders as of: May 11, 2009 Date: June 30, 2009 Time: 1:00 PM LST
Location:	Marriott Denver West 1717 Denver West Blvd Golden, CO 80401

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only

Job #
Envelope #
Sequence #
# of # Sequence #

—Before You Vote—
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1.
Notice & Proxy Statement        2. Form 10-K

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BYTELEPHONE:	1-800-579- 1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*
If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 16, 2009 to facilitate timely delivery.

—How To Vote—
Please Choose One of The Following Voting Methods

Vote In Person:    If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet:    To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail:    You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

Voting items

The Board of Directors recommends that you vote FOR the following:

1.
Election of Directors

  Nominees

01
Dr. Amit Kumar (2012)    02  Ron Eller (2012)    03  Richard Swanson (2012)    04  Richard Erskine (2011)

The Board of Directors recommends you vote FOR the following proposal(s):

2.
To approve the Third Amended and Restated 2005 Stock Option Plan.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

[BARCODE]

0000 0000 0000

Broadridge Internal Use Only
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 Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURE IF APPLICABLE

Broadridge Internal Use Only

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QuickLinks

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS June 30, 2009 at 1:00 p.m. Mountain Time
PROXY STATEMENT
VOTING AND RELATED MATTERS
PROPOSALS
EXECUTIVE OFFICERS AND DIRECTORS
BOARD OF DIRECTORS
Director Compensation Table
EXECUTIVE COMPENSATION
Summary Compensation Table
Outstanding Equity Awards at Fiscal Year-End
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN TRANSACTIONS
PRINCIPAL ACCOUNTANT FEES AND SERVICES
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
ANNUAL REPORT ON FORM 10-K
STOCKHOLDER PROPOSALS
OTHER BUSINESS
  APPENDIX A
ASCENT SOLAR TECHNOLOGIES, INC. THIRD AMENDED AND RESTATED 2005 STOCK OPTION PLAN
(Approved by Board of Directors on April 21, 2009; Adopted by Stockholders on )
ASCENT SOLAR TECHNOLOGIES, INC. THIRD AMENDED AND RESTATED 2005 STOCK OPTION PLAN STOCK OPTION AGREEMENT
EXHIBIT A EXERCISE NOTICE AND AGREEMENT
  Reserved for Broadridge Internal Control Information